Exhibit (e)(6): Amended and Restated Distribution Agreement between the
   --------------  Registrant and Capital Investment Group, Inc., as Distributor
                              for The Brown Capital Management Funds


                              AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT, entered into as of March 15, 1999, by and between Nottingham Investment Trust II (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts and Capital Investment Group, Inc., a North Carolina corporation ("Distributor").

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Shares of the Trust are registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to a registration statement on Form N-1A (the "Registration Statement"), including a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information"); and

WHEREAS, the Trust offers separate series of shares (the "Shares") representing interests in the Trust; and

WHEREAS, the separate series of the Trust advised by Brown Capital Management, Inc., which are set forth in Schedule A, as amended from time to time, (each a "Fund" and collectively the "Funds") consists, of two classes of Shares (the Institutional Class Shares and the Investor Class Shares); and

WHEREAS, the Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the Investor Shares of the Funds; and

WHEREAS, Distributor has agreed to act as distributor of the Shares of each Fund for the period of this Agreement;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1.  Appointment of Distributor.

         (a) The Trust hereby appoints Distributor its exclusive agent for the distribution of the Shares of each Fund in jurisdictions wherein such Shares may be legally offered for sale; provided, however, that the Trust in its absolute discretion may issue Shares of each Fund in connection with (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or of each Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another fund of the Trust; or (iii) any offer of exchange permitted by Section 11 of the 1940 Act.

         (b) Distributor hereby accepts such appointment as exclusive agent for the distribution of the Shares of each Fund and agrees that it will sell the Shares as agent for the trust at prices determined as hereinafter provided and on the terms hereinafter set forth, all according to applicable federal and state laws and regulations and to the Agreement and Declaration of Trust of the Trust.

         (c) Distributor may sell Shares of each Fund to or through qualified securities dealers or others. Distributor will require each dealer or other such party to conform to the provisions hereof, the Registration Statement and the Prospectus and Statement of Additional Information, and applicable law; and neither Distributor nor any such dealers or others shall withhold the placing of purchase orders for Shares so as to make a profit thereby.

         (d) Distributor shall order Shares of each Fund from the Trust only to the extent that it shall have received purchase orders therefor. Distributor will not make, or authorize any dealers or others to make: (i) any short sales of Shares; or (ii) any sales of Shares to any Trustee or officer of the Trust or to any officer or director of Distributor or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Trust, or to any such corporation or association, unless such sales are made in accordance with the then current Prospectus and Statement of Additional Information.

         (e) Distributor is not authorized by the Trust to give any information or make any representations regarding the Shares of each Fund, except such information or representations as are contained in the Registration Statement or in the current Prospectus or Statement of Additional Information of the Funds, or in advertisements and sales literature prepared by or on behalf of the Trust for Distributor's use.

         (f) Notwithstanding any provision hereof, the Trust may terminate, suspend or withdraw the offering of Shares of each Fund whenever, in its sole discretion, it deems such action to be desirable.

         2. Offering Price of Shares. All Shares of each Fund sold under this Agreement shall be sold at the public offering price per Share in effect at the time of the sale, as described in the then current Prospectus of the Funds. The excess, if any, of the public offering price over the net asset value of the Shares sold by Distributor as agent shall be retained by Distributor as a commission for its services hereunder. Out of such commission Distributor may allow commissions or concessions to dealers and may allow them to others in its discretion in such amounts as Distributor shall determine from time to time. Except as may be otherwise determined by Distributor from time to time, such commissions or concessions shall be uniform to all dealers. At no time shall the Trust receive less than the full net asset value of the Shares, determined in the manner set forth in the then current Prospectus and Statement of Additional Information. Distributor shall also be entitled to such commissions and other fees and payments as may be authorized by the Trustees of the Trust from time to time under the Distribution Plan.

         3. Furnishing of Information. The Trust shall furnish to Distributor copies of any information, financial statements and other documents that Distributor may reasonably request for use in connection with the sale of Shares of each Fund under this Agreement. The Trust shall also make available a sufficient number of copies of the Funds' current prospectus and Statement of Additional Information for use by the Distributor.

         4.  Expenses.

         (a) The Trust will pay or cause to be paid the following expenses: (i) preparation, printing and distribution to shareholders of the Prospectus and Statement of Additional Information; (ii) preparation, printing and distribution of reports and other communications to shareholders; (iii) registration of the Shares under the federal securities laws; (iv) qualification of the Shares for sale in certain states; (v) qualification of the Trust as a dealer or broker under state law as well as qualification of the Trust as an entity authorized to do business in certain states; (vi) maintaining facilities for the issue and transfer of Shares; (vii) supplying information, prices and other data to be furnished by the Trust under this Agreement; and (viii) certain taxes applicable to the sale or delivery of the Shares or certificates therefor.

         (b) Except to the extent such expenses are borne by the Trust pursuant to the Distribution Plan, Distributor will pay or cause to be paid the following expenses: (i) payments to sales representatives of the Distributor and to securities dealers and others in respect of the sale of Shares of each Fund;
(ii) payment of compensation to and expenses of employees of the Distributor and any of its affiliates to the extent they engage in or support distribution of each Fund's Shares or render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including, but not limited to, answering routine inquiries regarding each Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (iii) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) preparation, printing and distribution of sales literature and of Prospectuses and Statements of Additional Information and reports of the Trust for recipients other than existing shareholders of each Fund; and (v) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request.

         (c) Distributor in connection with the Distribution Plan shall prepare and deliver reports to the Trustees of the Trust on a regular basis, at least quarterly, showing the expenditures with respect to each Fund pursuant to the Distribution Plan and the purposes therefor, as well as any supplemental reports as the Trustees of the Trust, from time to time, may reasonably request.

         5. Repurchase of Shares. Distributor as agent and for the account of the Trust may repurchase Shares of each Fund offered for resale to it and redeem such Shares at their net asset value.

         6. Indemnification by the Trust. In absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Distributor, the Trust agrees to indemnify Distributor and its officers and partners against any and all claims, demands, liabilities and expenses that Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Statement of Additional Information of the Funds, or in any advertisements or sales literature prepared by or on behalf of the Trust for Distributor's use, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished to the Trust in connection therewith by or on behalf of Distributor. Nothing herein contained shall require the Trust to take any action contrary to any provision of its Agreement and Declaration of Trust or any applicable statute or regulation.

         7. Indemnification by Distributor. Distributor agrees to indemnify the Trust and its officers and Trustees against any and all claims, demands, liabilities and expenses which the Trust may incur under the 1933 Act, or common law or otherwise, arising out of or based upon (i) any alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Statement of Additional Information of the Funds, or in any advertisements or sales literature prepared by or on behalf of the Trust for Distributor's use, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the trust in connection therewith by or on behalf of Distributor; or (ii) any act or deed of Distributor or its sales representatives, or securities dealers and others authorized to sell Shares of each Fund hereunder, or their sales representatives, that has not been authorized by the Trust in any Prospectus or Statement of Additional Information of the Funds or by this Agreement.

         8.  Term and Termination.

         (a) With respect to any new Fund of the Trust that is advised by Brown Capital Management, Inc., this Agreement shall continue in effect for an initial two year period from the date such new Fund is added to this Agreement, as set forth in Exhibit A, unless sooner terminated as provided herein. Unless terminated as herein provided, this Agreement shall continue in effect, with respect to each Fund (after its initial two year term), for one year from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved
(i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party and who have no direct or indirect financial interest in this Agreement or in the operation of the Distribution Plan or in any agreement related thereto ("Independent Trustees"), cast at a meeting called for the purpose of voting on such approval.

         (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of any of the Funds or by Distributor, on sixty days' written notice to the other party.

         (c) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

         9. Limitation of Liability. The obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "The Nottingham Investment Trust II" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which in on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the Trustees, and this Agreement has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.



IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                              THE NOTTINGHAM INVESTMENT TRUST II

Attest:  /s/ C. Frank Watson, III             By:  /s/ Jack E. Brinson
        ____________________________              ______________________________




                                              CAPITAL INVESTMENT GROUP, INC.

Attest:  /s/ Julie Killberg                   By:  /s/ Richard R. Bryant
        _________________________                 ______________________________

                                   SCHEDULE A

         The list below, which shall be amended from time to time, sets forth the Funds of the Nottingham Trust II which are advised by Brown Capital Management, Inc., and the shares of which are distributed by Capital Investment Group, Inc.

------------------------------------------------- ------------------------------
Funds                                             Date Added to the Agreement
-----                                             ---------------------------
------------------------------------------------- ------------------------------
The Brown Capital Management Equity Fund          DECEMBER 10, 1992

------------------------------------------------- ------------------------------
The Brown Capital Management Balanced Fund        DECEMBER 10, 1992

------------------------------------------------- ------------------------------
The Brown Capital Management Small Company Fund   DECEMBER 10, 1992

------------------------------------------------- ------------------------------
The Brown Capital Management International
Equity Fund                                       MAY 3, 1999

------------------------------------------------- ------------------------------

   Exhibit (e)(8): Amended and Restated Distribution Agreement between the -------------- Registrant and Capital Investment Group, Inc., as Distributor
                                     for WST Growth Fund


                              AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED DISTRIBUTION AGREEMENT, entered into as of March 15, 1999, by and between Nottingham Investment Trust II (the "Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts and Capital Investment Group, Inc., a North Carolina corporation ("Distributor").

                                   WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest (the "Shares"), in separate series representing interests in separate funds of securities and other assets; and

WHEREAS, the Trust is authorized to issue interest in separate classes of Shares for each of its series now or in the future existing; and

WHEREAS, the Shares of the Trust are registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to a registration statement on Form N-1A (the "Registration Statement"), including a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information"); and

WHEREAS, the separate series of the Trust advised by Wilbanks, Smith & Thomas Asset Management, Inc. which are set forth in Schedule A (each a "Designated Fund"), as amended from time to time, consists of three classes of Shares (the Institutional Class Shares, the Investor Class Shares and the Class C Shares); and

WHEREAS, the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the Investor Class Shares and the Class C Shares of the series designated in Schedule A, and may enter into related agreements providing for the distribution of such Shares of each Designated Fund; and

WHEREAS, Distributor has agreed to act as distributor of the Shares of the Funds for the period of this Agreement;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1.  Appointment of Distributor.

         (a) The Trust hereby appoints Distributor its exclusive agent for the distribution of the Shares of each Designated Fund in jurisdictions wherein such Shares may be legally offered for sale; provided, however, that the Trust in its absolute discretion may issue Shares of each Designated Fund in connection with
(i) the payment or reinvestment of dividends or distributions, (ii) any merger or consolidation of the Trust or of each Designated Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another fund of the Trust; or (iii) any offer of exchange permitted by Section 11 of the 1940 Act.

         (b) Distributor hereby accepts such appointment as exclusive agent for the distribution of the Shares of each Designated Fund and agrees that it will sell the Shares as agent for the Trust at prices determined as hereinafter provided and on the terms hereinafter set forth, all according to applicable federal and state laws and regulations and to the Agreement and Declaration of Trust of the Trust.

         (c) Distributor may sell Shares of each Designated Fund to or through qualified dealers or others. Distributor will require each dealer to conform to the provisions hereof, the Registration Statement and the Prospectus and Statement of Additional Information, and applicable law; and neither Distributor nor any such dealers shall withhold the placing of purchase orders for Shares so as to make a profit thereby.

         (d) Distributor shall order Shares of each Designated Fund from the Trust only to the extent that it shall have received purchase orders therefor. Distributor will not make, or authorize any dealers or others to make: (i) any short sales of Shares; or (ii) any sales of Shares to any Trustee or officer of the Trust or to any officer or director of Distributor or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Trust, or to any such corporation or association, unless such sales are made in accordance with the then current Prospectus and Statement of Additional Information.

         (e) Distributor is not authorized by the Trust to give any information or make any representations regarding the Shares of each Designated Fund, except such information or representations as are contained in the Registration Statement or in the current Prospectus or Statement of Additional Information of each Designated Fund, or in sales literature prepared by or on behalf of the Trust for Distributor's use.

         (f) Notwithstanding any provision hereof, the Trust may terminate, suspend or withdraw the offering of Shares of each Designated Fund whenever, in its sole discretion, it deems such action to be desirable.

         2. Offering Price of Shares. All Designated Fund Shares sold under this Agreement shall be sold at the public offering price per Share in effect at the time of the sale, as described in the then current Prospectus for the Designated Fund. The excess, if any, of the public offering price over the net asset value of the Shares sold by Distributor as agent shall be retained by Distributor as a commission for its services hereunder. Out of such commission Distributor may allow commissions or concessions to dealers and may allow them to others in its discretion in such amounts as Distributor shall determine from time to time. Except as may be otherwise determined by Distributor from time to time, such commissions or concessions shall be uniform to all dealers. At no time shall the Trust receive less than the full net asset value of the Shares, determined in the manner set forth in the then current Prospectus and Statement of Additional Information. Distributor shall also be entitled to such commissions and other fees and payments as may be authorized by the Trustees of the Trust from time to time under any Distribution Plan adopted by the Trust.

         3. Furnishing of Information. The Trust shall furnish to Distributor copies of any information, financial statements and other documents that Distributor may reasonably request for use in connection with the sale of shares of each Designated Fund under this Agreement. The Trust shall also make available a sufficient number of copies of each Designated Fund's current Prospectus and Statement of Additional Information for use by the Distributor.

         4.  Expenses.

             (a) The Trust will pay or cause to be paid the following  expenses:
(i) preparation, printing and distribution to shareholders of the Prospectus and Statement of Additional Information; (ii) preparation, printing and distribution of reports and other communications to shareholders; (iii) registration of the Shares under the federal securities laws; (iv) qualification of the Shares for sale in certain states; (v) qualification of the Trust as a dealer or broker under state law as well as qualification of the Trust as an entity authorized to do business in certain states; (vi) maintaining facilities for the issue and transfer of Shares; (vii) supplying information, prices and other data to be furnished by the Trust under this Agreement; and (viii) certain taxes applicable to the sale or delivery of the Shares or certificates therefor.

             (b) Except to the extent such expenses are borne by the Trust pursuant to any Distribution Plan adopted by the Trust with respect to any Class of Shares issued by any Designated Fund, Distributor will pay or cause to be paid the  following  expenses:  (i)  payments  to sales  representatives  of the
Distributor and to securities dealers and others in respect of the sale of Shares of each Designated Fund; (ii) payment of compensation to and expenses of employees of the Distributor and any of its affiliates to the extent they engage in or support distribution of each Designated Fund's Shares or render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including, but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding each Designated Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request;
(iii) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) preparation, printing and distribution of sales literature and of Prospectuses and Statements of Additional Information and reports of the Trust for recipients other than existing shareholders of each Designated Fund; and (v) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request.

             (c) Distributor in connection with any Distribution Plan adopted by the Trust shall prepare and deliver reports to the Trustees of the Trust on a regular basis, at least quarterly, showing the expenditures with respect to each Designated Fund pursuant to the Distribution Plan and the purposes therefor, as well as any supplemental reports as the Trustees of the Trust, from time to time, may reasonably request.

         5. Redemption of Shares. Distributor as agent and for the account of the Trust may redeem Shares at their net asset value plus any applicable sales load or redemption fee as specified in the Trust's current Prospectus and Statement of Additional Information.

         6. Indemnification by the Trust. The distributor shall exercise reasonable care in connection with its responsibilities under this Agreement. In absence of misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of Distributor, the Trust agrees to indemnify Distributor and its officers and partners and to hold them harmless against any and all claims, demands, liabilities and expenses that Distributor may incur under the 1933 Act, the 1940 Act, common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Statement of Additional Information of each Designated Fund, or in any advertisements or sales literature prepared by or on behalf of the Trust for Distributor's use, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished to the Trust in connection therewith by or on behalf of Distributor. Nothing herein contained shall require the Trust to take any action contrary to any provision of its Agreement and Declaration of Trust or any applicable statute or regulation.

         7. Indemnification by Distributor. Distributor agrees to indemnify the Trust and its officers and Trustees and to hold them harmless against any and all claims, demands, liabilities and expenses which the Trust may incur under the 1933 Act, the 1940 Act, common law or otherwise arising out of or based upon
(i) any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or Statement of Additional Information of each Designated Fund, or in any advertisements or sales literature prepared by or on behalf of the Trust for Distributor's use, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, if such statement or omission to state a material fact was made in reliance upon and in conformity with information furnished to the Trust in connection therewith by or on behalf of Distributor; (ii) any act or deed of Distributor or its sales representatives, or securities dealers and others authorized to sell Shares hereunder or their sales representatives that has not been specifically authorized in advance by the Trust in any Prospectus or Statement of Additional Information of each Designated Fund or by this Agreement or other written instrument; or (iii) any misfeasance, bad faith or negligence by the Distributor or reckless disregard by the Distributor of its obligations or duties hereunder.

         8.  Term and Termination.

         (a) With respect to any new Designated Fund of the Trust that is advised by Wilbanks, Smith & Thomas Asset Management, Inc., this Agreement shall continue in effect for an initial two year period from the date such Designated Fund is added to this Agreement, as set forth in Schedule A, unless sooner terminated as provided herein. Unless terminated as herein provided, this Agreement shall continue in effect, with respect to each Designated Fund (after its initial two year term), for one year from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Designated Fund and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party and who have no direct or indirect financial interest in this Agreement or in the operation of the Distribution Plan or in any agreement related thereto ("Independent Trustees"), cast at a meeting called for the purpose of voting on such approval.

         (b) This Agreement may be terminated with respect to any Fund, at any time without the payment of any penalty by vote of the Trustees of the Trust or a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by Distributor, on sixty days' written notice to the other party.

         (c) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

         9. Limitation of Liability. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Nottingham Investment Trust II" means and refers to the Trustees from time to time serving under the Agreement and the Declaration of Trust of the Trust dated October 25, 1990, and amended and restated on the 17th of April 1995 ("Amended and Restated Declaration of Trust"). The execution and delivery of this Agreement has been authorized by the Trustees, and this Agreement has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Amended and Restated Declaration of Trust and by Massachusetts Business Trust or other applicable law.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.



                                              NOTTINGHAM INVESTMENT TRUST II

Attest: /s/ C. Frank Watson, III
       _____________________________

                                              By:  /s/ Jack E. Brinson
                                                  ______________________________




                                              CAPITAL INVESTMENT GROUP, INC.

Attest:  /s/ Julie Killbert
        _____________________________

                                              By:  /s/ Richard R. Bryant
                                                  ______________________________

                                   SCHEDULE A

         The list below, which may be amended from time to time, sets forth the Funds of the Nottingham Trust II that are advised by Wilbanks, Smith and Thomas Asset Management, Inc., and the shares of which are distributed by Capital Investment Group, Inc. as provided in the Amended and Restated Distribution
Agreement:



----------------------------------------- --------------------------------------
Funds                                     Date Added to the Agreement
-----                                     ---------------------------

----------------------------------------- --------------------------------------
WST Growth Fund*                          September 29, 1997

----------------------------------------- --------------------------------------



















* Prior to January 3, 2000, the WST Growth Fund was known as the WST Growth & Income Fund.













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